THIS 12% SECURED NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, AND MAY NOT BE MADE SUBJECT TO A SECURITY INTEREST, PLEDGED, HYPOTHECATED, SOLD, ASSIGNED, OR OTHERWISE TRANSFERRED WITHOUT COMPLIANCE WITH THE REGISTRATION OR QUALIFICATION PROVISIONS OF APPLICABLE FEDERAL AND STATE SECURITIES LAWS. TRANSFER OF THIS 12% SECURED NOTE ALSO IS RESTRICTED BY THE SECURITIES PURCHASE AGREEMENT REFERRED TO HEREIN.

THE PAYMENT AND PERFORMANCE OF THIS 12% SECURED NOTE IS SUBJECT TO THE TERMS AND CONDITIONS OF THAT CERTAIN INTERCREDITOR AGREEMENT ENTERED INTO AS OF JANUARY 3, 2005, BY THE HOLDER OF THIS 12% SECURED NOTE, WASHINGTON MUTUAL BANK, IC MARKETING, INC., AMERCIAN CONSUMER PUBLISHING ASSOCIATION, INC., RAYBOR MANAGEMENT, INC., BACK 2 BACK’S, INC., AND FREEDOM FINANCIAL, INC.

CERTIFICATE NO. 1

12% SECURED NOTE

$1,500,000.00	January 6, 2005

For value received, IC MARKETING, INC., a Nevada corporation (“ICM”), AMERICAN CONSUMER PUBLISHING ASSOCIATION, INC., an Oregon corporation (“ACPA”), RAYBOR MANAGEMENT, INC., a Delaware corporation (“RMI”), and BACK 2 BACK’S, INC., an Oregon corporation (“B2B” and together with ICM, ACPA, RMI, and B2B are sometimes collectively referred to in this Agreement as the “Issuers”), jointly and severally and collectively, hereby promise to pay to the order of C3 CAPITAL PARTNERS, L.P., Delaware limited partnership, or its successors or assigns (together with its successors and assigns “Holder”), at its office at 4520 Main Street, Suite 1600, Kansas City, Missouri 64111, or at such other place as Holder may from time to time designate, the sum of ONE MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($1,500,000.00) together with interest thereon, as provided herein, from the date set forth in Section 2 below until fully paid (the “Indebtedness”), all without relief from valuation or appraisement laws. This 12% Secured Note (the “Note”) is issued pursuant to a Securities Purchase Agreement dated as of January 3, 2005 (as amended, modified, or replaced from time to time, the “Securities Purchase Agreement”) among the Issuers and the Holder.

1.  Payment of Principal and Interest. Subject to acceleration or earlier required payment as provided for elsewhere in this Note, the Securities Purchase Agreement or any of the other agreements, documents, and instruments relating to any of the Indebtedness or any security therefor (collectively, together with this Note and the Securities Purchase Agreement, the “Investment Documents”), the principal balance of this Note, and any accrued and unpaid interest thereon, shall be due and payable as follows:

(a) A constant monthly payment equal to the amount of all accrued interest on the then outstanding principal balance shall be due and payable on the earliest to occur of (i) the first day of each month (for the immediately preceding month), computed through the last calendar day of the preceding month, or (ii) January 2, 2010 (the “Maturity Date”); and

(b) Three principal payments, each in the amount of Five Hundred Thousand and no/100 Dollars ($500,000.00), with the first such payment due and payable on January 1, 2008, the second such payment due and payable on January 1, 2009, the third such payment due and payable on the Maturity Date; and

(c) The balance of all unpaid principal and interest thereon and all other amounts owed pursuant to this Note shall be due and payable on the Maturity Date.

Issuers shall make all payments hereunder in lawful money of the United States. Payments received shall first be credited to expenses of collection and interest then due, and the remainder credited to principal. Interest shall cease upon the principal so credited. If Issuers make any payment of principal, interest or other amounts upon the Indebtedness by check, draft, or other remittance, Holder shall not be deemed to have received such payment until Holder actually receives such instrument.

2. Calculation of Interest. Interest shall accrue on the outstanding principal balance at the end of each day on which any amount is outstanding under this Note at the rate of twelve percent (12%) (the “Interest Rate”) per annum, compounded monthly. Interest shall be calculated on a daily basis (computed on the actual number of days elapsed over a year of 360 days), commencing on January 6, 2005, and shall be based upon the outstanding principal balance at the end of each day.

3. Optional Prepayments.

(a) Issuers may, at any time and from time to time, prepay this Note without penalty, in whole or in part, upon not less than five (5) Business Days’ prior written notice to the Holder (each, a “Prepayment Notice”). Each Prepayment Notice shall state the principal amount of the Note proposed to be prepaid on a specified prepayment date (each, a “Prepayment Date”) and the amount of all accrued but unpaid interest thereon to the date of such prepayment on the portion of the principal amount of the Note being prepaid.

(b) On and after any Prepayment Date (unless default shall be made by the Issuers in the payment of the prepayment amount set forth in the Prepayment Notice), (x) interest shall cease to accrue with respect to the principal amount of the Note prepaid, (y) for all purposes under this Note and the other Investment Documents, the outstanding principal amount due with respect to the Note shall automatically be deemed reduced by the amount paid pursuant to the Prepayment Notice, and (z) the principal payment obligation in Section 1(b) above shall deemed to be restated so that each principal installment payment to be paid from the Prepayment Date through to the Maturity Date shall equal an amount that is the quotient of the then outstanding principal balance divided by the number of the then remaining principal installment payments.

(c) Any prepayment of the Note shall include payment of the accrued and unpaid interest on the prepaid portion of the Note.

4. Waiver. Payment of principal and interest due under this Note shall be made without presentment or demand. The Issuers and all others at any time liable directly or indirectly (including, without limitation, the Issuers, any co-makers, endorsers, sureties and guarantors, all of which are referred to herein as “Parties”), severally waive presentment, demand and protest, notice of protest, demand, and dishonor, and nonpayment of this Note, and all diligence in collection and agree to pay all costs of collection when incurred, including reasonable attorneys’ fees, and to perform and comply with each of the covenants, conditions, provisions, and agreements of the Issuers contained in every instrument now evidencing the Indebtedness. No release by Holder of any security for payment of the Indebtedness or any modification or restructuring in respect of any lien or security interest held or at any time obtained or acquired by Holder for payment of such Indebtedness shall operate to release, discharge, impair or alter the liability of any Party liable at any time directly or indirectly for payment of such Indebtedness.

5. Renewal and Modification. Issuers further agree that the Indebtedness may be from time to time, extended, renewed, modified, rearranged, or evidenced by one or more other notes or obligations in substitution for this Note and upon and for such term or terms agreed to by RMI and Holder in writing, and with or without notice to other Parties. Issuers agree that upon and after such extension, renewal, modification, rearrangement, substitution, or other change in form of the Indebtedness each Party shall remain liable in respect of the Indebtedness so renewed, extended, modified, rearranged, or otherwise evidenced in the same capacity and to the same extent as prior thereto. No release or discharge (in whole or in part) of any Party hereto by Holder shall in any manner impair, release, discharge, or alter the liability of any other Party.

6. Events of Default. Any “Event of Default” (as defined in the Securities Purchase Agreement) shall constitute an “Event of Default” under this Note. Upon the occurrence of any Event of Default (after giving effect to all applicable notice and cure periods provided under the Securities Purchase Agreement), all Indebtedness and all other amounts due and owing under this Note, including all costs, fees, and expenses, including all reasonable attorneys’ fees and litigation and other enforcement expenses, shall (at the option of Holder) immediately become due and payable without demand and without notice to any Issuer.

7. Rights and Remedies. Upon the occurrence, and during the continuation, of an Event of Default (a) Holder shall have all rights, powers and remedies set forth in the Investment Documents, as well as any and all rights and remedies available to it under any applicable law or as otherwise provided at law or in equity; (b) Issuers shall pay to Holder, in addition to the sums stated above, the costs of collection, regardless of whether litigation is commenced, including reasonable attorneys’ fees; and (c) notwithstanding any other provision of this Note, during the period of existence of such Event of Default, upon written notice from the Holder, interest on the Indebtedness shall accrue and be paid, not at the Interest Rate, but at the lesser of (i) the maximum lawful rate of interest under any applicable law or regulation of any governmental authority having jurisdiction, limiting the amount of interest that may be paid for the loan, use or detention of money, and (ii) a default interest rate that is equal to (A) from the date of the Event of Default and continuing thereafter for a period of 360 days, 14% per annum, and (B) thereafter 17% per annum.

Holder’s rights and remedies under this Note and the other Investment Documents shall be cumulative. Holder shall have all other rights and remedies not inconsistent herewith as provided under the Uniform Commercial Code, by law, or in equity. No exercise by Holder of one right or remedy shall be deemed an election, and no waiver by Holder of any Event of Default shall be deemed a continuing waiver. No delay by Holder shall constitute a waiver, election, or acquiescence by it.

8. Subordination. Notwithstanding anything to the contrary in this Note, the payment of principal and interest on this Note shall in certain instances be subordinate and junior in right of payment to certain of the obligations owed by Issuers to Washington Mutual Bank to the extent forth in that certain Intercreditor Agreement of even date herewith by and among Washington Mutual Bank, Issuers, Freedom Financial, Inc. and Holder.

9. Revival and Reinstatement of Note. To the extent that any payment to Holder or any payment or proceeds of any collateral received by Holder in reduction of the Indebtedness is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, to Issuers (or Issuers’ successors) as a debtor in possession, or to a receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then the portion of the Indebtedness intended to have been satisfied by such payment or proceeds shall remain due and payable hereunder, be evidenced by this Note, and shall continue in full force and effect as if such payment or proceeds had never been received by Holder whether or not this Note has been marked “paid” or otherwise canceled or satisfied or has been delivered to Issuers, and in such event Issuers shall be immediately obligated to return the original Note to Holder and any marking of “paid” or other similar marking shall be of no force and effect.

10. Authority. Each Issuer warrants and represents that the persons or officers who are executing this Note and the other Investment Documents on behalf of such Issuer have full right, power and authority to do so, and that this Note and the other Investment Documents constitute valid and binding documents, enforceable against Issuers in accordance with their terms, and that no other person, entity, or party is required to sign, approve, or consent to, this Note.

11. Governing Law; Consent to Forum. This Note shall be governed by the laws of the State of Missouri without giving effect to any choice of law rules thereof; provided, however, that if any of the collateral securing the Indebtedness shall be located in any jurisdiction other than Missouri, the laws of such jurisdiction shall govern the method, manner and procedure for foreclosure of Holder’s security interest, lien or mortgage upon such collateral and the enforcement of Holder’s other remedies in respect of such collateral to the extent that the laws of such jurisdiction are different from or inconsistent with the laws of Missouri. AS PART OF THE CONSIDERATION FOR NEW VALUE THIS DAY RECEIVED, EACH OF THE ISSUERS HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE COURT LOCATED WITHIN JACKSON COUNTY, MISSOURI OR FEDERAL COURT IN THE WESTERN DISTRICT OF MISSOURI, AND WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY CERTIFIED OR REGISTERED MAIL AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON ACTUAL RECEIPT THEREOF. EACH OF THE ISSUERS WAIVES ANY OBJECTION TO JURISDICTION AND VENUE OF ANY ACTION INSTITUTED AGAINST IT AS PROVIDED HEREIN AND AGREES NOT TO ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION OR VENUE. ISSUERS FURTHER AGREES NOT TO ASSERT AGAINST HOLDER (EXCEPT BY WAY OF A DEFENSE OR COUNTERCLAIM IN A PROCEEDING INITIATED BY HOLDER) ANY CLAIM OR OTHER ASSERTION OF LIABILITY WITH RESPECT TO THIS NOTE, THE OTHER INVESTMENT DOCUMENTS, HOLDER’S CONDUCT OR OTHERWISE IN ANY JURISDICTION OTHER THAN THE FOREGOING JURISDICTIONS.

12. WAIVER OF JURY TRIAL AND COUNTERCLAIMS. TO THE FULLEST EXTENT PERMITTED BY LAW, AND AS SEPARATELY BARGAINED-FOR CONSIDERATION TO HOLDER, EACH OF THE ISSUERS HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY (WHICH HOLDER ALSO WAIVES) IN ANY ACTION, SUIT, PROCEEDING OR IN ANY COUNTERCLAIM OF ANY KIND ARISING OUT OF OR OTHERWISE RELATING TO THIS NOTE, THE INDEBTNEDSS, THE COLLATERAL SECURING THE INDEBTEDNESS, OR THE HOLDER’S CONDUCT IN RESPECT OF ANY OF THE FOREGOING.

13. Transfer of Note. No Issuer or Issuers may transfer any obligations hereunder without Holder’s prior written consent, which may be withheld in Holder’s sole and absolute discretion for any reason. Holder may assign all or any part of its interest in this Note.

14. Further Assurances. Issuers agree to execute and deliver such further documents and to do such other acts as Holder may request in order to further the effect and purposes of this Note and the due performance of Issuers’ obligations hereunder.

15. Relationship to Security Agreement. This Note is the Note referred to in the Security Agreement (the “Security Agreement”) dated as of the date hereof by and between Issuers and Holder. This Note is entitled to the benefits of, shall be construed in accordance with, and is secured by the liens and security interests granted in the Security Agreement.

16. Miscellaneous.

(a) Time is of the essence in this Note.

(b) Any provision of this Note which is prohibited or unenforceable in any jurisdiction shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

(c) This Note and the other Investment Documents collectively: (i) constitute the final expression of the agreement between Issuers and Holder concerning the Indebtedness; (ii) contain the entire agreement between Issuers and Holder respecting the matters set forth herein and in such other Investment Documents; and (iii) may not be contradicted by evidence of any prior or contemporaneous oral agreements or understandings between Issuers and Holder. Neither this Note nor any of the terms hereof may be terminated, amended, supplemented, waived or modified orally, but only by an instrument in writing executed by the party against which enforcement of the termination, amendment, supplement, waiver or modification is sought.

(d) If there is a conflict between or among the terms, covenants, conditions or provisions of this Note and the other Investment Documents, then any term, covenant, condition and/or provision that Holder may elect to enforce from time to time so as to enlarge the interest of Holder in its security for the Indebtedness, afford Holder the maximum financial benefits or security for the Indebtedness, and/or provide Holder the maximum assurance of payment of the Indebtedness and the Indebtedness in full, shall control. EACH OF THE ISSUERS ACKNOWLEDGES AND AGREES THAT IT HAS BEEN PROVIDED WITH SUFFICIENT AND NECESSARY TIME AND OPPORTUNITY TO REVIEW THE TERMS OF THIS NOTE AND EACH OF THE INVESTMENT DOCUMENTS WITH ANY AND ALL COUNSEL IT DEEMS APPROPRIATE, AND THAT NO INFERENCE IN FAVOR OF, OR AGAINST, HOLDER OR ISSUERS SHALL BE DRAWN FROM THE FACT THAT EITHER SUCH PARTY HAS DRAFTED ANY PORTION OF THIS NOTE OR ANY OF THE INVESTMENT DOCUMENTS.

(e)  The following statement is given pursuant to Mo. Rev. Stat. § 432.045: “ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FOREBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE. TO PROTECT YOU (ISSUERS) AND US (HOLDER) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.”

(f) If any one or more of the covenants, agreements, terms, or provisions contained in this Note shall be invalid, illegal, or unenforceable in any respect, the validity of the remaining covenants, agreements, terms, or provisions contained herein shall be in no way affected, prejudiced, limited, or impaired thereby.

(g) The terms “include”, “including” and similar terms shall be construed as if followed by the phrase “without being limited to.” The term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.” Words of masculine, feminine or neuter gender shall mean and include the correlative words of the other genders, and words importing the singular number shall mean and include the plural number, and vice versa. All article, section, schedule, and exhibit captions are used for convenient reference only and in no way define, limit or describe the scope or intent of, or in any way affect, any such article, section, schedule, or exhibit. Unless the context of this Note clearly requires otherwise, references to the plural include the singular, references to the singular include the plural. Any reference in this Note or in the Investment Documents to this Note or to any of the Investment Documents shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, and supplements thereto and thereof, as applicable. An Event of Default shall “continue” or be “continuing” until such Event of Default has been waived in writing by Holder or completely cured in accordance with the terms of the applicable Investment Documents.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this 12% Secured Note on the date first written above.

ISSUERS:	IC MARKETING, INC.,
a Nevada corporation

By: _______________________________________
Name: _____________________________________
Title: ______________________________________

AMERICAN CONSUMER PUBLISHING ASSOCIATION, INC.,
an Oregon corporation

By: _______________________________________
Name: _____________________________________
Title: ______________________________________

RAYBOR MANAGEMENT, INC.,
a Delaware corporation

By: _______________________________________
Name: _____________________________________
Title: ______________________________________

BACK 2 BACK’S, INC.,
an Oregon corporation

By: _______________________________________
Name: _____________________________________
Title: ______________________________________